UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



    Date of report (Date of earliest event reported):  September 9, 2008



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))






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


ITEM 5.02(b)  APPOINTMENT OF CERTAIN OFFICERS

      Jones Lang LaSalle Incorporated today announced three management changes that will take effect in January 2009. Alastair Hughes, currently the Chief Executive Officer for its Europe, Middle East and Africa ("EMEA") business segment, has been named Chief Executive Officer for its Asia Pacific business segment, succeeding Peter Barge, who will become Chairman for Asia Pacific. Christian Ulbrich, who currently leads the firm's business in Germany, will become the Chief Executive Officer for EMEA and also will join the firm's Global Executive Committee. In his new role as Chairman for Asia Pacific, Mr. Barge will provide strategic oversight of global business line development, while also continuing as Chairman of Jones Lang LaSalle Hotels until his retirement in 2010.

      A copy of the press release announcing these regional management changes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            99.1. Press release issued by Jones Lang LaSalle Incorporated on September 9, 2008 announcing three regional management changes.









































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


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 9, 2008      JONES LANG LASALLE INCORPORATED




                              By:   /s/ Mark J. Ohringer
                                    ------------------------------------
                                    Name:  Mark J. Ohringer
                                    Title: Executive Vice President and
                                           Global General Counsel



















































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


                                EXHIBIT INDEX
                                -------------



EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

 99.1. Press release issued by Jones Lang LaSalle Incorporated on September 9, 2008 announcing three regional management changes.


























































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